UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 2008


                           TREASURE EXPLORATIONS INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   333-136492
                            (Commission File Number)

                                   20-5005810
                        (IRS Employer Identification No.)

           #109-114 West Magnolia St. Suite 400, Bellingham, WA 98225
              (Address of principal executive offices and Zip Code)

                                  360-233-0740
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 11, 2008 Howard Gelfand resigned as our President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and as a director and Gordon Koshowski resigned as a director. As a result, prior to such resignations, on September 11, 2008 we appointed Manly Shore as President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary and a director of our company.

Our board of directors and officers is now Manly Shore.

MANLY SHORE

Mr. Shore has over 50 plus years of management experience. In 1997 he formed Nu-Trend Marketing Co., operating in California, which represents manufacturing companies displaying their products in shopping malls.

In 1971, Mr. Shore started H & M Publications and continued with the Company till 1997.

Mr. Shore attended Manitoba Business College in Winnipeg, Manitoba, Canada for two years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREASURE EXPLORATIONS INC.


/s/ Manly Shore
--------------------------
Manly Shore
President

September 12, 2008

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